UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021

FINANCE OF AMERICA COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 865-8114

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Finance of America Companies Inc.’s (the “Company”), filed on April 1, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report). Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

As previously reported in the Company’s Current Report on Form 8-K filed on May 6, 2021, on May 5, 2021, the Company’s management and Audit Committee concluded that certain previously filed historical financial information of Replay, which is now a direct wholly-owned subsidiary of the Company following the Business Combination should no longer be relied upon. The purpose of this Amendment is to: (1) replace the unaudited pro forma combined consolidated financial information for the year ended December 31, 2020 included in the Original Report with the unaudited pro forma combined consolidated financial information as of and for the three months ended March 31, 2021 and the year ended December 31, 2020 filed as Exhibit 99.1 to this Amendment (the “Updated Pro Forma Financial Information”); (2) include the unaudited condensed consolidated financial statements of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, filed as Exhibit 99.2 to this Amendment; (3) include Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the three months ended March 31, 2021 and 2020, which is filed as Exhibit 99.3 to this Amendment; and (4) to include Exhibits 10.20.4, 10.20.5 and 10.21.4 to this Amendment, which replace Exhibits 10.20.4, 10.20.5 and 10.21.4, respectively, to the Original Report. The Updated Pro Forma Financial Information should be read in conjunction with (i) the historical restated audited consolidated financial statements of Replay as of and for the year ended December 31, 2020 and the accompanying notes, which are included in Amendment No. 1 to Replay’s Annual Report on Form 10-K filed May 17, 2021, which are incorporated by reference herein; and (ii) the historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2020 and the accompanying notes, which are included as Exhibit 99.1 to the Original Report and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Amendment may constitute “forward-looking statements” for purposes of the federal securities laws. The Company’s forward-looking statements include, but are not limited to, statements regarding its or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “appear,” “approximate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and similar expressions (or the negative version of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Amendment may include, for example, statements about:

•	the expected benefits of the Business Combination;

•	the Company’s financial performance following the Business Combination;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, margins, cash flows, prospects and plans;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this Amendment, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the risk that the recently consummated Business Combination disrupts current plans and operations of the Company;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the effect of the COVID-19 pandemic on the Company’s business;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•	the inability to maintain the listing of the Company’s shares of Class A Common Stock on the NYSE; and

•	other risks and uncertainties set forth in the section entitled “Risk Factors” included elsewhere in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.20.4	Fourth Amendment to the Master Repurchase Agreement among Nomura Corporate Funding Americas, LLC, as buyer, and Finance of America Commercial LLC, as seller, dated February 19, 2021.

10.20.5	Fifth Amendment to the Master Repurchase Agreement among Nomura Corporate Funding Americas, LLC, as buyer, and Finance of America Commercial LLC, as seller, dated February 26, 2021.

10.21.4	Fourth Amendment to the Master Repurchase Agreement among Nomura Corporate Funding Americas, LLC, as buyer, and Finance of America Mortgage LLC, as seller, dated December 11, 2020.

99.1	Unaudited pro forma condensed combined consolidated financial information as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.

99.2	Unaudited condensed consolidated financial statements of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three months ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated: May 17, 2021	By:	/s/ Johan Gericke
Johan Gericke Executive Vice President, Chief Financial Officer